EXHIBIT 1.01

                                TOWER GROUP, INC.
                        2,704,000 SHARES OF COMMON STOCK

                             UNDERWRITING AGREEMENT



                                                                January 22, 2007

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
COCHRAN CARONIA WALLER SECURITIES LLC
KEEFE, BRUYETTE & WOODS, INC.
KEYBANC CAPITAL MARKETS, A DIVISION OF MCDONALD INVESTMENTS, INC.
as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

         Tower Group, Inc., a Delaware corporation (the "Company") confirms its agreement with each of the Underwriters listed on Schedule II hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc. ("FBR"), Cochran Caronia Waller Securities LLC, Keefe, Bruyette & Woods, Inc. and KeyBanc Capital Markets, a division of McDonald Investments Inc. are acting as Representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company of an aggregate of 2,704,000 shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") as set forth opposite the name of the Company in Schedule I hereto (the "Initial Shares"), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 405,600 additional shares of Common Stock to cover over-allotments, if any, from the Company, in the respective numbers of shares of Common Stock set forth opposite the name of the Company in Schedule I hereto (the "Option Shares"), to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of the Underwriters in
Schedule II hereto. The 2,704,000 shares of Common Stock to be purchased by the Underwriters and all or any part of the 405,600 of Common Stock subject to the option described in Section l(b) hereof are hereinafter called, collectively, the "Shares."

         The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3 (No. 333-138749) including a related prospectus, for the registration of securities including the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430B of the Securities Act Regulations or otherwise, is hereinafter called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The term "Base Prospectus" means the prospectus dated January 11, 2007 included in the Registration Statement, including all information incorporated by reference therein. The term "Prospectus Supplement" means the prospectus supplement specifically relating to the Shares in the form first filed with the Commission pursuant to Rule 424 under the Securities Act, including all information incorporated by reference therein. The term "Prospectus" means the Base Prospectus together with the Prospectus Supplement. The term "Preliminary Prospectus" means any preliminary form of the Prospectus in the form filed with the Commission pursuant to Rule 424 of the Securities Act Regulations.

         The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

         The term "Disclosure Package" means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule III hereto, (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package, and (iv) the pricing information disclosed on Schedule IV hereto.

         The term "Issuer Free Writing Prospectus" means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term "Free Writing Prospectus" means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

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         The Company and the Underwriters each agrees as follows:

1. SALE AND PURCHASE:

         (A) INITIAL SHARES. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $29.6875, the Company hereby agrees to sell to the Underwriters the Initial Shares, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in Schedule II opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

         (B) OPTION SHARES. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase all or any part of the Option Shares. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company and the Attorneys setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an "Option Closing Time") shall be determined by the Representatives, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company will sell that number of Option Shares then being purchased, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

2. PAYMENT AND DELIVERY:

         (A) INITIAL SHARES. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company, upon at least forty-eight hours' prior notice. The Company will cause the certificates, if any, representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m. New York City time on the business day prior to the Closing Time (as defined below) with respect thereto at the offices of Lord, Bissell & Brook LLP, 111 South Wacker Drive, Chicago, Illinois 60606, or such other place as the Company and the Representatives may agree (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representatives and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the "Closing Time." The closing shall take place at the offices of Lord, Bissell & Brook LLP, 111 South Wacker Drive, Chicago, Illinois 60606, or such other place as the Company and the Representatives may agree.

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         (B) OPTION SHARES. Any Option Shares to be purchased by each
Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company shall be delivered to the Representatives, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours' prior notice. The Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Option Closing Time with respect thereto at the Designated Office. The Option Closing Time shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters' election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY:

         The Company represents and warrants to the Underwriters that:

         (a) the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package; the outstanding shares of capital stock of the Company and each subsidiary of the Company (each, a "Subsidiary" and together, the "Subsidiaries") have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in both the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options; the description of the Company's stock option and stock purchase plans and the options or other rights granted and exercised thereunder set forth in the Prospectus accurately and fairly presents the information required by the Securities Act and the Securities Act Regulations to be shown with respect to such plans, options and rights;

         (b) each of the Company and the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective businesses as described in each of the Registration Statement, the Prospectus and the Disclosure Package, and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

         (c) the Company and each of the Subsidiaries is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which it conducts its respective business or in which it owns or leases real property or otherwise maintains an office and in which the failure, individually or in the aggregate, to be so qualified would not have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole (any such effect or change, where the context so requires, is hereinafter called a "Material Adverse Effect" or "Material Adverse Change");

         (d) the Company and each Subsidiary holds such licenses, certificates, permits, consents, orders, approvals, accreditations and other authorizations from governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business) ("Permits") and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in both the Prospectus and the Disclosure Package, except where the failure to hold any Permit or make such filings required under any federal, state or local law, regulation or rule or obtain such authorizations, consents and approvals from other persons would not reasonably be expected to result in a Material Adverse Effect; each such Permit is valid and in full force and effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any written notice regarding or alleging a violation of or default under or revocation of any such Permit or a violation of any federal, state or local law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which, in each case, would reasonably be expected to result in a Material Adverse Effect; except as disclosed in both the Prospectus and the Disclosure Package, the authority of each Subsidiary to write or produce the classes and lines of insurance authorized by such Permit is unrestricted and no such Permit contains a materially burdensome restriction that is not adequately disclosed in both the Prospectus and the Disclosure Package; and neither the Company nor any of the Subsidiaries is a party to any agreement, formal or informal, with any regulatory official or other person limiting the ability of the Company or any Subsidiary from making full use of the Permits issued to it;

         (e) except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, more than 5% of any capital stock or other equity securities of any other corporation or any ownership interest of more than 5% in any partnership, joint venture or other association;

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         (f) the Company and each Subsidiary is in compliance with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except where such non-compliance, individually or in the aggregate, would not have a Material Adverse Effect;

         (g) except as disclosed in both the Prospectus and the Disclosure Package, none of the Company, Tower Insurance Company of New York ("TICNY") and Tower National Insurance Company ("TNIC"; TICNY and TNIC are referred to herein as the "Insurance Subsidiaries") has made any material change in its insurance reserving practices since December 31, 2005;

         (h) all reinsurance treaties and arrangements to which the Company or any Subsidiary is a party are in full force and effect and neither the Company nor any Subsidiary is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except where the failure of such reinsurance treaties and arrangements to be in full force and effect or where such violation or default would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; neither the Company nor any Subsidiary has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty and, to the knowledge of the Company and the Subsidiaries, none of the other parties to such treaties or arrangements is in breach of any such treaty or arrangement except to the extent adequately and properly reserved for in the audited historical financial statements of the Company included in both the Prospectus and the Disclosure Package, except where such breach would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

         (i) the statutory financial statements of each of the Insurance Subsidiaries from which certain ratios and other statistical data filed as part of the Registration Statement, the Prospectus or the Disclosure Package have been derived (i) have been prepared for each relevant period in conformity with statutory accounting principles or practices required or permitted by the National Association of Insurance Commissioners and by the New York State Insurance Department, applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and (ii) present fairly in all material respects the statutory financial position of each of the Insurance Subsidiaries as of the dates thereof and the statutory basis results of operations of each of the Insurance Subsidiaries for the periods covered thereby;

         (j) neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which would not have a Material Adverse Effect;

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         (k) the execution, delivery and performance of this Agreement, and consummation of the transactions contemplated herein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under): (i) any provision of the organizational documents of the Company or any Subsidiary, (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries, except, in the case of clauses (A)(ii) and (B), for such conflicts, breaches, defaults, liens, charges, claims or encumbrances that would not have a Material Adverse Effect;

         (l) this Agreement has been duly authorized, executed and delivered by the Company and this Agreement is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to general equitable principles (regardless of whether such principles are considered in a proceeding at law or in equity), and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

         (m) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares to be sold by it hereunder, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the Option Closing Time, as the case may be, under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (B) such approvals as have been obtained in connection with the approval of the listing of the Shares on the Nasdaq Global Select Market, (C) any necessary qualifications under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, and (D) written confirmation from the National Association of Securities Dealers, Inc. (the "NASD") that it has decided to raise no objections with respect to the fairness and reasonableness of the underwriting terms and arrangements;

         (n) the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and the Company has complied to the Commission's satisfaction with any request on the part of the Commission for additional information;

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         (o) the Preliminary Prospectus when filed and the Registration
Statement as of the time each part thereof became effective and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

         (p) each part of the Registration Statement as of the time such part became effective and as of the date hereof does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Preliminary Prospectus does not as of the date hereof and will not as of the applicable filing date and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date, the date thereof, the Closing Time and on each Option Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof);

         (q) as of the date hereof, the Company (i) is subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act, (ii) has filed all reports and other materials required to be filed by Sections 13(a), 14 or 15(d) of the Exchange Act or the rules and regulations thereunder (the "Exchange Act Regulations") during the preceding 12 months, (iii) is not, and during the past three years was not (nor was any predecessor), (a) a blank check company as defined in Rule 419(a)(2), (b) a shell company, other than a business combination related shell company, each as defined in Rule 405, or (c) a registrant for an offering of penny stock as defined in Rule 3a51-1 of the Exchange Act, or the Exchange Act Regulations, and
(iv) makes its periodic and current reports filed pursuant to Section 13 or
Section 15(d) of the Exchange Act readily available and accessible on a web site maintained by or for the Company and containing information about the Company; each document incorporated by reference in the Prospectus and the Disclosure Package, when it became effective or was filed with the Commission, as applicable, conformed in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act and the Exchange Act Regulations, as applicable, and none of such documents when filed contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus and the Disclosure Package or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as applicable, will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act and the Exchange Act Regulations, as applicable, and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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         (r) as of 5:30 p.m. (Eastern time) on the date of this Agreement (the
"Initial Sale Time"), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof);

         (s) each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified;

         (t) the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

         (u) except for the Issuer Free Writing Prospectuses identified in
Schedule III hereto, and any electronic road show relating to the public offering of shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any Free Writing Prospectus;

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         (v) the Preliminary Prospectus, the Prospectus and any Issuer Free
Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T or Rule 424 of the Securities Act Regulations;

         (w) the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act;

         (x) except as disclosed in the Prospectus, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

         (y) the consolidated financial statements, including the notes thereto, of the Company and the Subsidiaries and of Preserver Group, Inc. ("Preserver") and its subsidiaries, respectively, included in (or incorporated by reference into) each of the Registration Statement, the Prospectus and the Disclosure Package present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries and of Preserver and its subsidiaries, respectively, as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Company and the Subsidiaries and of Preserver and its subsidiaries, respectively, for the periods specified, except as may be otherwise indicated therein or in the notes thereto; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in (or incorporated by reference into) the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions "Prospectus Summary - Summary Consolidated Financial Information" and "Selected Consolidated Financial Information" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus or the Disclosure Package; the unaudited pro forma financial information (including the related notes) included in (or incorporated by reference into) each of the Registration Statement, the Prospectus and the Disclosure Package complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; and no other pro forma financial information is required to be included in (or incorporated by reference into) the Registration Statement, the Prospectus or the Disclosure Package;

         (z) each of Johnson Lambert & Co. and BDO Seidman, LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries, and of Preserver and its subsidiaries, respectively, are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package, or are incorporated by reference therein, and any other accounting firm that has certified Company financial statements and delivered its reports with respect thereto, are, and were during the periods covered by its reports, independent public accountants as required by the Securities Act and the Securities Act Regulations are registered with the Public Company Accounting Oversight Board;

         (aa) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated in such documents, there has not been (A) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction or agreement in principle that is material to the Company and the Subsidiaries taken as a whole, entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, that is material to the Company and Subsidiaries taken as a whole, directly or indirectly, incurred by the Company or any Subsidiary or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

         (bb) the Shares conform in all material respects to the description thereof contained in the Registration Statement, the Prospectus and the Disclosure Package;

         (cc) except as described in both the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

         (dd) the Shares to be sold by the Company as contemplated herein have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise; and no further approval or authority of the stockholders or the board of directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein;

         (ee) the Company is in compliance in all material respects with all applicable listing standards of the Nasdaq Global Select Market;

         (ff) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (gg) neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the "Exchange Act Regulations"), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-Laws and the applicable rules of the NASD) any member firm of the NASD;

         (hh) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

         (ii) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, any applicable requirements of the organizational documents of the Company and the requirements of the Nasdaq Global Select Market;

         (jj) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in both the Prospectus and the Disclosure Package or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

         (kk) the descriptions in each of the Registration Statement, the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be described by the Securities Act or by the Securities Act Regulations, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement, the Prospectus or the Disclosure Package or required to be filed as exhibits to the Registration Statement by the Securities Act or by the Securities Act Regulations which are not described or filed; all agreements between the Company or one or more of its Subsidiaries and third parties expressly referenced in both the Prospectus and the Disclosure Package have been duly authorized, executed and delivered by the Company or one or more of its Subsidiaries and are legal, valid and binding obligations of the Company or one or more of its Subsidiaries, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether such principles are considered in a proceeding at law or in equity), and are in full force and effect on the date hereof, except where the failure of any such agreement to be duly authorized, executed and delivered, enforceable and in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party thereto, is in breach of or default under any of such contracts, except for such breaches or defaults that would not result in a Material Adverse Change;

         (ll) the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in both the Prospectus and the Disclosure Package, and neither the Company nor any Subsidiary has received notice of any infringement of or conflict with and the Company does not know of any such infringement of or conflict with asserted rights of others with respect to any Intangibles which would have a Material Adverse Effect;

         (mm) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a 15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement, and (iii) are effective in all material respects to perform the functions for which they were established, and (y) the Company is not aware of (a) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which is reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information to management and the Board of Directors, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. Since the most recent evaluation of the Company's disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting;

         (nn) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (oo) each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, each of which has been true and correct in all material respects, and has paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, would have a Material Adverse Effect; all tax liabilities are adequately provided for on the respective books of such entities;

         (pp) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; it being understood that no representation is made in this subsection (pp) as to the reinsurance ceded by the Company and the Subsidiaries;

         (qq) neither the Company nor any of the Subsidiaries is in violation of, or has received written notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, result in a Material Adverse Change;

         (rr) neither the Company nor any Subsidiary is in violation of or has received written notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder, the violation of any of which would have a Material Adverse Effect;

         (ss) neither the Company nor any of the Subsidiaries nor any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law;
(ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law; (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries; or
(iv) otherwise made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

         (tt) except as otherwise disclosed in both the Prospectus and the Disclosure Package, there are no outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

         (uu) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (i) all applicable federal and state securities laws,
(ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the Nasdaq Global Select Market;

         (vv) in connection with the offering contemplated hereby, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act or the Securities Act Regulations; the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement;

         (ww) except as otherwise contemplated by this Agreement, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

         (xx) no relationship, direct or indirect, exists and no transaction has occurred between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Prospectus and the Disclosure Package, which is not so described;

         (yy) neither the Company nor any of the Subsidiaries is or, after giving effect to the offering and sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (zz) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which are likely to have, individually or in the aggregate, a Material Adverse Effect; and

         (aaa) the Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated pursuant thereto.

4. CERTAIN COVENANTS BY THE COMPANY:

         The Company hereby agrees with each Underwriter:

         (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may designate and to maintain such qualifications in effect as long as requested by the Representatives for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation, to subject itself to taxation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

         (b) to advise the Representatives promptly, and (if requested by Representatives) to confirm such advice in writing, when the Registration Statement becomes effective under the Securities Act Regulations; if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective under the Securities Act Regulations;

         (c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement, or on such other day as the parties may mutually agree), to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the versions created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T and Rule 424;

         (d) to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

         (e) to furnish a copy of each proposed Free Writing Prospectus to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto;

         (f) to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

         (g) to advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Free Writing Prospectus, or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Free Writing Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object;

         (h) to furnish to the Underwriters for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock in their capacity as such, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the Nasdaq Global Select Market or any securities exchange and (iii) such other information as the Underwriters may reasonably request regarding the Company and the Subsidiaries, provided that (A) such information may be given legally pursuant to Regulation FD and Rule 10b-5 promulgated under the Exchange Act, (B) such information will be subject to such confidentiality and use restrictions as the Company may reasonably impose, and (C) the obligations of the Company under this paragraph (h) shall be deemed satisfied by the placement of such information on the Company's internet website and timely notification to the Representatives of such placement;

         (i) to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or , in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

         (j) to file promptly with the Commission any amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

         (k) prior to filing with the Commission any amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

         (l) to furnish promptly to each Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request;

         (m) to file during the period referred to in paragraph (h) above, all documents required to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

         (n) to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption "Use of Proceeds" in the Prospectus and the Disclosure Package;

         (o) to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement;

         (p) to use its best efforts to maintain the listing of the Shares on the Nasdaq Global Select Market and to file with the Nasdaq Global Select Market all documents and notices required thereby of companies that have securities that are traded and quotations for which are reported by the Nasdaq Global Select Market;

         (q) to maintain, at its expense, a registrar and transfer agent for the Shares;

         (r) except with respect to the Shares to be sold hereunder, during the period commencing on the date hereof and ending on the 90-day anniversary of the date of the Prospectus, (1) not to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock, and (2) not to enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that notwithstanding the foregoing the Company shall be permitted to grant options to purchase Common Stock or issue shares of restricted stock pursuant to the Company's benefit plans described in the Registration Statement, and may issue shares of Common Stock upon the exercise of outstanding options, provided that in the event any holder of such shares would become a 1% or greater stockholder as a result of such issuance, the Company shall cause such holder to furnish to the Representatives a letter substantially in the form of Exhibit A hereto;

         (s) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

         (t) to cause each officer and director of the Company to furnish to the Representatives, prior to the Closing Time, a letter or letters substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree not to (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock (whether such shares or any such securities are now owned by such person or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, in each case for a period commencing on the date hereof and ending on the 90-day anniversary of the date of the Prospectus, without the prior written consent of the Representatives on behalf of the Underwriters;

         (u) during the 30-day period after the Registration Statement becomes effective, the Company will provide the Representatives the opportunity to review any press release or other public statement within a reasonable time prior to its release;

         (v) that the Company will comply with all of the provisions of any undertakings in the Registration Statement; and

         (w) that the Company will provide proper notice to the holder of the outstanding shares of the Company's Series A-1 Preferred Stock that such shares shall be redeemed in accordance with the terms of the Company's Certificate of Designations of Series A-1 Preferred Stock, effective as of the Closing Time, and at the Closing Time the Company shall redeem such shares by paying to the holder thereof the sum of $40,000,000 plus the amount of any declared and unpaid dividends payable with respect to such shares.


5. PAYMENT OF EXPENSES:

         (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state and foreign laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under such laws as aforesaid, including the legal fees and filing fees and other disbursements of counsel for the Underwriters assuming that the Common Stock is approved for listing on the Nasdaq Global Select Market, and the printing and furnishing of copies of any blue sky or foreign securities law surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by the NASD (including the filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares for listing on the Nasdaq Global Select Market, (viii) the expenses of FBR and Company personnel in making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing bound volumes of transaction documents for the Representatives and its legal counsel and (x) the performance of the Company's other obligations hereunder. Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

         (b) In addition to the expenses to be paid or reimbursed by the Company under subsection (a) above, the Company agrees to reimburse FBR for its reasonable out-of-pocket expenses in connection with the performance of its activities under this Agreement, including, but not limited to, the fees and expenses of the Underwriters' outside legal counsel and any other advisors, accountants, appraisers, etc., provided that the amount of reimbursement under this subsection (b) shall not be greater than $500,000.

         (c) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company also shall reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters' counsel and any other advisors, accountants, appraisers, etc.) reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS:

         (a) The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or at each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company hereunder on the date hereof and at the Closing Time and at each Option Closing Time, as applicable, the performance by the Company of its obligations hereunder and the satisfaction of the following further conditions at the Closing Time or at each Option Closing Time, as applicable.

         (b) The Company shall furnish to the Underwriters at the Closing Time and at each Option Closing Time an opinion of Stephen L. Kibblehouse, Senior Vice President and General Counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and at each Option Closing Time, in form and substance satisfactory to Lord, Bissell & Brook LLP, counsel for the Underwriters, as set forth in Exhibit B attached hereto.

         (c) The Company shall furnish to the Underwriters at the Closing Time and at each Option Closing Time an opinion of LeBoeuf, Lamb, Greene & MacRae LLP, counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and at each Option Closing Time, in form and substance satisfactory to Lord, Bissell & Brook LLP, counsel for the Underwriters, as set forth in Exhibit C attached hereto.

         (d) The Representatives shall have received from Johnson Lambert & Co. and BDO Seidman, LLP, respectively, letters dated as of the date of this Agreement, the Closing Time and each Option Closing Time, as the case may be, addressed to the Representatives, in form and substance satisfactory to the Representatives, relating to the financial statements of the Company and the Subsidiaries, in the case of Johnson Lambert & Co., and of Preserver and its subsidiaries in the case of BDO Seidman, LLP, and such other matters customarily covered by comfort letters issued in connection with registered public offerings. In the event that the letters referred to above set forth any change in the capital stock, increase in long-term debt or any decreases in stockholders' equity, operating income or net income of the Company or Preserver, as applicable, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company or Preserver, as applicable, as to the significance thereof, unless the Representatives deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

         (e) The Representatives shall have received at the Closing Time and at each Option Closing Time the favorable opinion of Lord, Bissell & Brook LLP, dated the Closing Time or such Option Closing Time, addressed to the Representatives and in form and substance satisfactory to the Representatives.

         (f) No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have objected in writing.

         (g) Prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package has been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, shall have occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives; (iii) the Registration Statement or any amendment thereto, in each case as of their respective effective dates, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
(iv) none of the Prospectus, the Disclosure Package or any Issuer Free Writing Prospectus shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (h) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

         (i) Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time, there shall not have been any Material Adverse Change and no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representatives' sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

         (j) All required filings with respect to the Shares shall have been made with the Nasdaq Global Select Market.

         (k) The NASD shall have confirmed in writing that it has decided to raise no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements and shall not have raised any such objection after the date of such confirmation.

         (l) The Representatives shall have received lock-up agreements from each officer and director of the Company in the form of Exhibit A attached hereto, and such letter agreements shall be in full force and effect.

         (m) The Company will, at the Closing Time and at each Option Closing Time, deliver to the Underwriters a certificate of its Chief Executive Officer and Chief Financial Officer to the effect that:

                           (i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Time or any Option Closing Time, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

                           (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference therein ("Incorporated Document") has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

                           (iii) when the Registration Statement became effective and at all times subsequent thereto up to the Closing Time or any Option Closing Time, as applicable, the Registration Statement and the Prospectus and the Preliminary Prospectus, and any amendments or supplements thereto and any Incorporated Documents, when such Incorporated Documents became effective or were filed with the Commission, contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and any amendments thereto did not and, as of the Closing Time or any Option Closing Time, as applicable, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and as of the Closing Time or any Option Closing Time, as applicable, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure Package which has not been so set forth; and

                           (iv) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been
                                    (a) any Material Adverse Change, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has or would be likely to have a Material Adverse Effect, other than losses occurring under policies of insurance or reinsurance agreements issued by TICNY or TNIC.

         (n) The Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company contained herein, and the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time and any Option Closing Time, as the Underwriters may reasonably request.

7. TERMINATION:

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Change, or any material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the United States financial markets is such as to make it, in the judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the Nasdaq Global Select Market, or if trading generally on the New York Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority, or (v) if there has been any downgrade in the ratings of the Company or any of its Subsidiaries or Preserver or any of its subsidiaries by A.M. Best Company, Fitch or Standard & Poor's, or
(vi) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Company.

         If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile or e-mail.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8. INCREASE IN UNDERWRITERS' COMMITMENTS:

         If any Underwriter shall default at the Closing Time or on any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

         If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

9. INDEMNITY AND CONTRIBUTION BY THE COMPANY AND THE UNDERWRITERS:

         (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company contained herein, (B) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post effective amendment thereof), any Issuer Free Writing Prospectus, or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Base Prospectus, any Preliminary Prospectus and the Prospectus, as the same may be amended or supplemented by the Company), (C) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), (D) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (E) any omission or alleged omission from any Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except in the case of (B), (C), (D) and (E) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement, Prospectus or Application. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company may otherwise have.

         If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to subsection (a) above, such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of the institution of such action is given by the Underwriter or controlling person, or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its consent.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Company's directors, the Company's officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use therein. The concession and reallowance figures appearing in the third paragraph and the statements set forth in the seventh, eleventh and twelfth paragraphs under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of
Section 3(p), Section 3(r) and this Section 9.

         The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that such Underwriter may otherwise have.

         If any action is brought against the Company or any such person in respect of which indemnity may be sought from any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses, provided, however, that any failure or delay to so notify the Representatives will not relieve the Underwriters of any obligation hereunder, except to the extent that their ability to defend is actually impaired by such failure or delay. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless (i) the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of the institution of such action is given by the Company or such person, (ii) such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), or (iii) the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action, in any of which events the counsel employed by the Company or such person shall be reasonably acceptable to the Representatives, and the fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

         (c) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c)(i) and, if applicable
(ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint.

10. SURVIVAL:

         The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

11. DUTIES:

         Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. The Company acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm's-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company. The Company acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters' performance of the duties and obligations expressly set forth herein. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

12. NOTICES:

         Except as otherwise provided herein, all statements, requests, notices and agreements shall be in writing and, if to the Underwriters, shall be delivered or sent by mail or facsimile transmission in care of Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209,
Attention: Syndicate Department; facsimile number 703-469-1131; or if to the Company, shall be delivered or sent by mail or facsimile transmission to the offices of the Company at 120 Broadway, 31st Floor, New York, New York 10271;
Attention: Michael H. Lee; facsimile number 212-271-5492.

13. GOVERNING LAW; HEADINGS:

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14. PARTIES AT INTEREST:

         The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15. CERTIFICATES:

         Any certificate signed by any officer of the Company or any Subsidiary delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

16. COUNTERPARTS AND FACSIMILE SIGNATURES:

         This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

         If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below, whereupon this Agreement shall constitute a binding agreement among the Company and the Underwriters.

                                Very truly yours,

                                TOWER GROUP, INC.


                                By: /S/ MICHAEL H. LEE
                                    ----------------------------------
                                         Michael H. Lee
                                         Chairman, President and Chief
                                         Executive Officer


Accepted and agreed to as of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
COCHRAN CARONIA WALLER SECURITIES LLC
KEEFE, BRUYETTE & WOODS, INC.
KEYBANC CAPITAL MARKETS, A DIVISION OF MCDONALD INVESTMENTS, INC.

     Acting on behalf of themselves and as the Representatives of any other Underwriters named on Schedule II hereto.

     By:              FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

              By: /S/ JAMES R. KLEEBLATT
                  ---------------------------------------
                       James R. Kleeblatt
                       Senior Managing Director

                                   SCHEDULE I


NAME OF PARTY SELLING SHARES  NUMBER OF INITIAL        MAXIMUM NUMBER OF
                              SHARES TO BE SOLD       OPTION SHARES TO BE
                                                              SOLD

TOWER GROUP, INC.                         2,704,000                  405,600
---------------------------------------------------- ------------------------

Total                                     2,704,000                  405,600

                                   SCHEDULE II

UNDERWRITER                             NUMBER OF INITIAL    MAXIMUM NUMBER OF
                                          SHARES TO BE      OPTION SHARES TO BE
                                            PURCHASED            PURCHASED

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.            1,554,800        233,220
COCHRAN CARONIA WALLER SECURITIES LLC               676,000        101,400
KEEFE, BRUYETTE & WOODS, INC.                       270,400         40,560
KEYBANC CAPITAL MARKETS, A
DIVISION OF MCDONALD INVESTMENTS,                   202,800         30,420
INC.
------------------------------------------------------------ ------------------
                                                  2,704,000        405,600
Total

                                  SCHEDULE III
                            FREE WRITING PROSPECTUSES

                                      None

                                   SCHEDULE IV
                               PRICING INFORMATION

Number of Initial Shares:  2,704,000

Price Per Share:           $31.25

                                    EXHIBIT A
                             FORM OF LOCK-UP LETTER


                                                               January ___, 2007


FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
COCHRAN CARONIA WALLER SECURITIES LLC
KEEFE, BRUYETTE & WOODS, INC.
KEYBANC CAPITAL MARKETS, A DIVISION OF MCDONALD INVESTMENTS, INC.
as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

         The undersigned understands that Friedman, Billings, Ramsey & Co., Inc., Cochran Caronia Waller Securities LLC, Keefe, Bruyette & Woods, Inc. and KeyBanc Capital Markets, a division of McDonald Investments Inc. (the "Representatives") propose to enter into an Underwriting Agreement (the "Underwriting Agreement"), as Representatives of several underwriters (the "Underwriters"), with Tower Group, Inc., a Delaware corporation (the "Company") providing for the public offering (the "Public Offering") by the Underwriters of shares (the "Shares") of Common Stock of the Company (the "Common Stock").

         To induce the Underwriters to continue their efforts in connection with the Public Offering, the undersigned hereby irrevocably agrees that, without the prior written consent of the Representatives, it will not, during the period commencing on the date hereof and ending on the day that is 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"),
(1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock ("Other Securities") (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such Other Securities, in cash or otherwise, excluding any Shares to be sold under the Underwriting Agreement. In addition, the undersigned agrees that, without prior written consent of the Representatives, it will not, during the period commencing on the date hereof and ending on the day that is 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration under the Securities Act of 1933, as amended (the "Securities Act"), of any shares of Common Stock or any Other Securities.

         In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

         Notwithstanding the foregoing, the undersigned may transfer Common Stock or Other Securities of the Company (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value or (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding the shares subject to the provisions of this Lock-Up Letter Agreement. For purposes hereof, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

         The undersigned understands that the Company and the Underwriters will proceed with the Public Offering in reliance on this Lock-Up Letter Agreement.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Representatives. The terms of this Lock-Up Letter Agreement shall expire in the event the Public Offering of the firm Shares is not consummated on or before February 14, 2007.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                      Very truly yours,

Dated: _____________________
                                      -------------------------------
                                      (Signature)

                                      -------------------------------
                                      (Printed or Typed Name)

                                    EXHIBIT B

                               FORM OF OPINION OF
                             STEPHEN L. KIBBLEHOUSE

Friedman, Billings, Ramsey & Co., Inc.
Cochran, Caronia Waller Securities LLC
Keefe, Bruyette & Woods, Inc.
KeyBank Capital Markets, a Division of
         McDonald Investments, Inc.
As representatives of several Underwriters
c/o      Friedman, Billings, Ramsey & Co., Inc.
         1001 19th Street North
         Arlington, Virginia  22209


                  Re:    TOWER GROUP, INC.

Ladies and Gentlemen:
         I am Senior Vice President and General Counsel of Tower Group, Inc., a Delaware corporation (the "Company"). This opinion is being delivered in connection with the several sales to you by the Company of an aggregate of 2,704,000 shares (the "Shares") of its common stock, par value $0.01 per share (the "Common Stock"), pursuant to the terms of the Underwriting Agreement, dated January 22, 2007 (the "Underwriting Agreement") between the Company and you, as Representatives of the underwriters named in Schedule II to the Underwriting Agreement (the "Underwriters"). This letter is being delivered to you pursuant to the provisions of Section 6(b) of the Underwriting Agreement. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Underwriting Agreement.

         In connection with the opinions expressed below, I have examined (A) the Registration Statement on Form S-3 (File No. 333- 138749), as amended, filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations thereunder (the "Securities Act Regulations"), relating to the registration of the Shares, as it became effective under the Securities Act on January 22, 2007 (such Registration Statement, as so amended, being hereinafter referred to as the "Registration Statement"), (B) the Company's preliminary prospectus dated January 11, 2007 (the "Preliminary Prospectus"), the Company's final prospectus, dated January 22, 2007 relating to the Shares, as filed in final form with the Commission on January 23, 2007, pursuant to Rule 424(b) under the Securities Act (the "Prospectus") and (D) an executed copy of the Underwriting Agreement. In addition, I have examined originals (or copies certified or otherwise identified to my satisfaction) of such other agreements, instruments, certificates, documents and records, and I have made such investigations of law, as I have deemed necessary or appropriate as a basis for the opinions expressed below.

         In such examination, I have assumed, without inquiry, the legal capacity of all natural persons, the genuineness of all signatures on all documents examined by me, the authenticity of all documents submitted to me as originals, the conformity to the original documents of all documents submitted to me as copies and the authenticity of the originals of such latter documents. As to any facts material to my opinions, I have, when the relevant facts were not independently established, relied upon the aforesaid agreements, instruments, certificates, documents and records and upon statements, representations, certificates and covenants of officers and representatives of the Company and of public officials. I have assumed that such statements, representations, certificates and covenants are and will continue to be true and complete without regard to any qualification as to knowledge or belief.

         Based upon and subject to the foregoing, and subject to the further qualifications, assumptions and limitations stated below, I am of the opinion that:

         1. The Company has an authorized capitalization as set forth in the Prospectus, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

         2. Each of the Company and the Subsidiaries (all of which are named in an exhibit to the Registration Statement) is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with the requisite corporate power and authority to own its respective properties and to conduct its respective businesses as described in the Registration Statement, the Prospectus and the Disclosure Package.

         3. To my knowledge, except as disclosed in the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities that are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

         4. To my knowledge, there are no actions, suits or proceedings, inquiries, or investigations pending or threatened against the Company or any of the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which are required to be described in the Prospectus and the Disclosure Package but are not so described.

         5. To my knowledge, there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or required to be described in the Prospectus and the Disclosure Package by the Securities Act and the Securities Act Regulations which have not been so filed, summarized or described, and all such summaries and descriptions fairly summarize, in all material respects, such contracts and documents.

         6. To my knowledge, the Company and each of the Subsidiaries has obtained all necessary licenses, authorizations, consents and regulatory approvals required to conduct their respective businesses as described in both the Prospectus and the Disclosure Package; to my knowledge, neither the Company nor any Subsidiary is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval, except any such violation, default or revocation that would not, individually or in the aggregate, have a Material Adverse Effect.

         In the course of the preparation by the Company of the Registration Statement and the Prospectus, I have participated in conferences with certain officers and employees of the Company, with outside counsel to the Company, with representatives of Johnson Lambert & Co., independent auditors for the Company, and with representatives of the Underwriters and counsel to the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and at which I reviewed certain corporate records, documents and proceedings. Although I am not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Disclosure Package (except as and to the extent stated in subparagraphs (4) and (5) above), nothing has come to my attention which would lead me to believe that
(i) either the Registration Statement, any amendment thereto, or any document deemed to be a part thereof, at the time of any effective date applicable thereto, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements in the Registration Statement not misleading; or (ii) the Prospectus, as of its date or at the Closing Time or any Option Closing Time, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package as of the Initial Sale Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (it being understood that I express no belief as to the financial statements or schedules or other financial data derived therefrom, included or incorporated by reference in the Registration Statement the Prospectus, the Disclosure Package or any amendments or supplements thereto).

         The opinions expressed above are subject to the following assumptions, exceptions, and qualifications:

         (a) I am admitted to practice in the Commonwealth of Pennsylvania and the District of Columbia. The opinions expressed above are limited to the internal laws of those jurisdictions.

         (b) The expression "to my knowledge" or other similar phrase means my current actual knowledge on the date hereof as derived from my rendering legal services to the Company as General Counsel.

         This opinion is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated. This letter was furnished to you solely for the benefit of the Underwriters in connection with the offering of the Shares and may not be used by you for any other purpose. This letter may not be circulated or delivered to or used, quoted, referred to or relied upon in any manner by any other person or entity for any purpose, without my prior express written consent.

         My opinion is rendered as of the date hereof based on the laws and the facts existing on the date hereof. I undertake no, and disclaim any, duty to advise you regarding any changes in, or to otherwise communicate with you with respect to, the matters and opinions set forth herein.



                                  Very truly yours,


                                  Stephen L. Kibblehouse
                                  Senior Vice President & General Counsel

                                    EXHIBIT C

                               FORM OF OPINION OF
                       LEBOEUF, LAMB, GREENE & MACRAE LLP

(i) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under): (i) any provisions of the articles or certificate of incorporation, charter or by-laws of the Company or any Subsidiary, (ii) any provision of any license, indenture, mortgage, deed of trust, loan, credit or other agreement or instrument filed as an exhibit to the Registration Statement to which the Company or any Subsidiary is a party or by which any of them or their respective properties or assets may be bound or affected, (iii) any federal or New York law, the Delaware General Corporation Law or any rule or regulation of any federal or New York governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets, or (iv) any decree, judgment or order applicable to the Company or any Subsidiary known to such counsel; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or the Subsidiaries, in the case of A(ii), A(iii), A(iv) and (B), the effect of which conflicts, violations, defaults or breaches, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

(ii) the Company has the requisite corporate power to execute and deliver this Agreement and to consummate the transactions described herein; this Agreement has been duly authorized, executed and delivered by the Company;

(iii) no approval, authorization, consent or order of or filing with any federal or New York State governmental or regulatory commission, board, body, authority or agency or any Delaware State governmental agency or body acting pursuant to the Delaware General Corporation Law is required in connection with the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein, and the sale and delivery of the Shares by the Company as contemplated herein, other than such as have been obtained or made under the Securities Act and the Securities Act Regulations and the Exchange Act and Exchange Act Regulations, and except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(iv) the Company is not required to register as an investment company under the Investment Company Act and the transactions contemplated by this Agreement will not cause the Company to be required to register as an investment company under such Act;

(v) the Shares to be issued and sold by the Company have been duly authorized and when such Shares have been issued and duly delivered against payment therefor as contemplated by this Agreement, such Shares will be validly issued, fully paid and non-assessable; upon payment for the Shares to be sold by the Company pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede & Co. or such other nominee and the crediting of such Shares on the records of DTC to securities accounts of the respective Underwriters, (A) DTC will be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC if it has no notice of any adverse claim with respect to such Shares within the meaning of Section 8-105 of the UCC, (B) under Section 8-501 of the UCC, the respective Underwriters will acquire a security entitlement in respect of such Shares and (C) no action based on an adverse claim to such security entitlement may be asserted against the respective Underwriters, if the respective Underwriters have no notice of such adverse claim within the meaning of Section 8-105 of the UCC;

(vi) the Shares to be issued and sold by the Company are not subject to preemptive or other similar rights arising under the Delaware General Corporation Law, under the certificate of incorporation, charter or by-laws of the Company, or under any agreement known to such counsel to which the Company or any of the Subsidiaries is a party;

(vii) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable requirements under the Delaware General Corporation Law, with any applicable requirements of the organizational documents of the Company and with the requirements of the Nasdaq Global Select Market;

(viii) the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel's knowledge, no proceedings with respect thereto have been commenced or threatened;

(ix) as of each effective date of the Registration Statement, the Registration Statement and the Prospectus (except as to the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act, the Securities Act Regulations and the Exchange Act Regulations; and each document filed pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Prospectus or the Disclosure Package complied when so filed as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations (it being understood that such counsel need express no opinion as to the financial statements or schedules or other financial data derived therefrom, included or incorporated by reference therein);

(x) the statements in the Preliminary Prospectus and the Prospectus (i) under the captions "Dividend Policy," "Capitalization," "Description of Capital Stock," "Risk Factors - Risks Related to Our Business - We may face substantial exposure to losses from terrorism and we are currently required by law to provide coverage against such losses," "- The regulatory system under which we operate, and potential changes thereto, could have a material adverse effect on our business," "Risk Factors - Risks Related to Our Common Stock and this Offering - Applicable insurance laws may make it difficult to effect a change of control of our company," "- Anti-takeover provisions in our amended and restated certificate of incorporation and amended and restated by-laws and under the laws of the State of Delaware could impede an attempt to replace or remove our directors or otherwise effect a change in control of our company, which could diminish the value of our common stock," the statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, as amended, under "Business Regulation" and the statements under Item 15 in Part II of the Registration Statement relating to federal, New York State or Delaware General Corporation Law legal matters, proceedings and documents, and (ii) which describe the Company's charter and by-laws, in each case fairly summarize in all material respects such matters, proceedings or documents;

(xi) to such counsel's knowledge, (A) there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or required to be described in both the Prospectus and the Disclosure Package by the Securities Act and the Securities Act Regulations which have not been so filed, summarized or described, and (B) all such summaries and descriptions, in all material respects, fairly and accurately set forth the material provisions of such contracts and documents; and

(xii) the redemption of 40,000 shares of Series A-1 Preferred Stock has been duly authorized by all necessary corporate action by the Company and the redemption of such shares has been completed in accordance with the terms of the Company's Certificate of Designations of Series A-1 Preferred Stock, with the effect that on and after the date hereof the Series A-1 Preferred Shares shall no longer be deemed outstanding, and all rights with respect to the Series A-1 Preferred Shares shall forthwith cease, except only the right of the holder thereof to receive the amount payable on such redemption, without interest.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, independent public accountants of the Company, representatives of the Representatives, at which the contents of the Registration Statement, the Prospectus and the documents constituting the Disclosure Package were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Disclosure Package (except as and to the extent stated in subparagraphs (x) and (xi) above), nothing has come to their attention which would lead them to believe that (i) either the Registration Statement, any amendment thereto, or any document deemed to be a part thereof, at the time of any effective date applicable thereto, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements in the Registration Statement not misleading; or (ii) the Prospectus, as of its date or at the Closing Time or any Option Closing Time, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package as of the Initial Sale Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial data derived therefrom, included or incorporated by reference in the Registration Statement the Prospectus, the Disclosure Package or any amendments or supplements thereto).